Exhibit No. 10.7

                            HARDING ASSOCIATES, INC.
                            ------------------------

                    NON-QUALIFIED DEFERRED-COMPENSATION PLAN
                    ----------------------------------------

SECTION 1.        ESTABLISHMENT AND PURPOSE.
----------        --------------------------

         The Plan was adopted by the Board effective as of November 1987. The Plan was amended and restated by the Board as of January 1, 1989, and January 1, 1995. The Plan is intended to provide Eligible Participants with an opportunity to defer payment of a portion of their salaries and directors' fees and of any bonus awards they receive under the Company's Incentive Compensation and 1995 Incentive Stock Plans. Deferred amounts will be credited with an investment return linked to the return on selected mutual funds or on the Company's common stock.

SECTION 2.        DEFINITIONS.
----------        ------------

         (a) "Account" means a Mutual Fund Account or a Stock Account.
              -------

         (b) "Beneficiary"  means  the  person  or  persons  designated  by  the
              -----------
Eligible Participant or by the Plan under Section 8(b) to receive the balance in the Eligible Participant's Account(s) in the event of his or her death.

         (c) "Board" means the Board of Directors of the Company, as constituted
              -----
from time to time.

         (d) "Committee"  means the Salary Deferral  Committee  appointed by the
              ---------
Board from time to time.

         (e) "Company" means Harding Associates, Inc., a Delaware corporation.
              -------

         (f) "Compensation" means:
              ------------

                  (i) The amount payable by the Company or a subsidiary of the Company to an Eligible Employee as a bonus award under the Company's Incentive Compensation Plan or 1995 Incentive Stock Plan;

                  (ii)The amount of the Eligible Employee's base salary from the Company or a subsidiary of the Company; and

                  (iii) In the case of an Eligible Board Member, the amount of his or her director's fees from the Company (including, without limitation, annual retainers and meeting fees, but not including expense reimbursements).



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


         (g) "Election Period" means the month of December of each Year.
              ---------------

         (h) "Eligible  Board  Member"  means a member of the Board who is not a
              -----------------------
common-law employee of the Company or a subsidiary of the Company.

         (i) "Eligible Employee" means:
              -----------------

                  (i) An officer of the Company or a wholly owned domestic subsidiary of the Company; or

                  (ii) A common-law employee of the Company, or of any of its direct or indirect subsidiaries, who has continuously participated in the Plan since December 31, 1994. Once the active participation of such employee terminates for any reason, it shall not resume thereafter (unless such employee is eligible to resume active participation as an Eligible Board Member or as an officer of the Company).

         (j) "Eligible  Participant"  means  an  Eligible  Board  Member  or  an
              ---------------------
Eligible Employee.

         (k) "Mutual  Fund  Account"  means a  bookkeeping  account  established
              ---------------------
pursuant to Section 5(a) for Compensation which (i) is subject to an Eligible Participant's deferral election and (ii) is not payable under the 1995 Incentive Stock Plan.

         (l) "Plan"  means  this  Non-Qualified  Deferred-Compensation  Plan  of
              ----
Harding Associates, Inc., as amended from time to time.

         (m) "Retirement Date" means:
              ---------------

                  (i) The first day of the month coinciding with or next following the Eligible Participant's 65th birthday; or

                  (ii) The first day of the month coinciding with or next following the earliest date when the Eligible Participant has both attained age 55 and completed 10 years of Service.

         (n) "Service" means:
              -------

                  (i) Service as a common-law employee of the Company or a subsidiary of the Company; or

                  (ii)  Service as a member of the Board.

         (o) "Stock" means the Company's Common Stock.
              -----

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

         (p) "Stock Account" means a bookkeeping account established pursuant to
              -------------
         Section 5(a) for Compensation which (i) is subject to an Eligible Participant's deferral election and (ii) is payable under the 1995 Incentive Stock Plan.

         (q) "Total Disability" means that the Eligible Participant is unable to
              ----------------
engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months. The existence of a Total Disability shall be confirmed by the Committee.

         (r) "Unforeseeable  Emergency" means a severe financial hardship to the
              ------------------------
Eligible Participant resulting from a sudden and unexpected illness or accident of the Eligible Participant or of a dependent of the Eligible Participant, from a loss of the Eligible Participant's property due to casualty or from other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Eligible Participant. A hardship shall not constitute an Unforeseeable Emergency under the Plan to the extent that it is or may be relieved:

                  (i) Through reimbursement or compensation, by insurance or otherwise;

                  (ii) By liquidation of the Eligible Participant's assets, to the extent that the liquidation of such assets would not itself cause severe financial hardship; or

                  (iii) By discontinuing deferrals under this Plan or under any other plan of the Company as soon as permissible.

An Unforeseeable Emergency under the Plan shall in no event include the need to send a child to college or the desire to purchase a home.

         (s) "Year" means a calendar year.
              ----

SECTION 3.        ELIGIBILITY.
----------        ------------


         Participation in the Plan shall be limited to Eligible Participants. Eligible Participants shall be excluded from the Plan after a withdrawal described in Section 7(d).

SECTION 4.        ELECTION TO PARTICIPATE IN PLAN.
----------        --------------------------------


         (a) Initial  Deferral  Election.  An Eligible  Participant may elect to
             ---------------------------
participate in the Plan by filing a written election of deferral of Compensation with the

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

Company during any Election Period. Such election shall apply to all Compensation to be paid in payroll periods commencing after the close of such Election period. The election shall specify the percentage of the Eligible
Participant's Compensation to which it applies, which may be any whole percentage between the minimum and the maximum prescribed by the Committee from time to time. Such minimum and maximum may be different for salaries, bonuses and directors' fees.

         (b) Revised Deferral Election.  An Eligible  Participant may change his
             -------------------------
or her deferral percentage (or reduce it to zero) by filing a new deferral election with the Company during any Election Period. The change shall be effective with respect to all Compensation to be paid in payroll periods commencing after the close of such Election Period.

         (c) Election Form.  All  deferral elections under this Section  4 shall
             -------------
be made on the form(s) prescribed for this purpose by the Committee.

SECTION 5.        ACCOUNTS.
----------        ---------


         (a)  Establishment  of Accounts.  The Company shall  establish a Mutual
              --------------------------
Fund Account or a Stock Account, or both, for each Eligible Participant who has duly filed a deferral election with respect to his or her Compensation. A Mutual Fund Account may include more than one sub-account for investment purposes.

         (b) Credits to Accounts. An Eligible  Participant's Mutual Fund Account
             -------------------
shall be credited with an amount equal to that percentage of his or her Compensation which would have been payable currently but for the terms of his or her deferral election, excluding Compensation which would have been payable under the 1995 Incentive Stock Plan. An Eligible participant's Stock Account shall be credited with an amount equal to that percentage of his or her Compensation which would have been payable currently under the 1995 Incentive Stock Plan but for the terms of his or her deferral election. Deferred Compensation shall be credited to the Eligible Participant's Accounts as soon as reasonably practicable after the applicable payment date.

SECTION 6.        INVESTMENT INCREMENTS.
----------        ----------------------

         (a) Investment Selection. The Committee shall select one or more mutual
             --------------------
funds for the purposes of the Plan. The investment return on all Mutual Fund Accounts shall be linked to the investment return on one or more of such mutual funds. If the Committee has selected more than one mutual fund, the Eligible Participant may elect from time to time to which mutual fund(s) the investment return on his or

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

her Mutual Fund Account shall be linked. The frequency and content of such elections shall be subject to rules adopted by the Committee. The investment return on all Stock Accounts shall be linked to the investment return on Stock.

         (b)  Investment  Return and  Expenses.  The balance in each Mutual Fund
              --------------------------------
Account shall be adjusted at such intervals as the Committee may determine to reflect changes in the value of the mutual fund(s) to which such Account is linked. Any commissions, sales loads or other charges related to a mutual fund shall be charged to the Mutual Fund Accounts linked to such mutual fund. The balance in each Stock Account shall be adjusted at such intervals as the Committee may determine to reflect changes in the value of Stock. Any commissions or other charges related to the acquisition or holding of shares of Stock shall be charged to the Stock Accounts linked to such shares. Any investment increments shall become part of the applicable Account and shall be distributed at the same time or times as the rest of such Account.

         (c) Statements.  At such intervals as the Committee may determine, each
             ----------
Eligible Participant who has one or more Accounts shall receive one or more written statements showing the balance credited to such Accounts as of the applicable date.

         (d)  Effective  Date.   Subsection  (a)  above   notwithstanding,   the
              ---------------
investment return on the Mutual Fund Accounts of individuals who were not active employees of the Company or members of the Board on or after January 1, 1995, shall be linked in equal proportions to the investment return on each of the mutual funds selected by the Committee for this purpose. Such individuals shall not be entitled to make elections with respect to the mutual funds.

SECTION 7.        FORM AND TIME OF DISTRIBUTION OF ACCOUNTS.
----------        ------------------------------------------

         (a)  Termination  Before  Retirement  Date.  In the case of an Eligible
              -------------------------------------
Participant whose Service terminates before his or her Retirement Date, such Eligible Participant's Account(s) shall be distributed to him or her as soon as reasonably practicable after his or her Service has terminated. Mutual Fund Accounts shall be distributed in cash, and Stock Accounts shall be distributed in the form of certificates for Stock.

         (b)  Termination  After  Retirement  Date.  In the case of an  Eligible
              ------------------------------------
Participant whose Service terminates on or after his or her Retirement Date, such Eligible Participant's Account(s) shall be distributed to him or her in one of the following forms, as such Eligible Participant has elected at the time of enrolling in the Plan (as amended effective January 1, 1995):

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


                  (i)  A single lump sum; or

                  (ii) A series of quarterly installments over such period of years (not more than 10 years) as the Eligible Participant has elected at the time of enrollment.

The lump sum shall be distributed, or the installments shall commence, either as soon as reasonably practicable after the Eligible Participant's Service has terminated or, if later, on a specified date, as the Eligible Participant has elected at the time of enrollment. Mutual Fund Accounts shall be distributed in cash, and Stock Accounts shall be distributed in the form of certificates for Stock. The amount of any installment to be distributed from an Account shall be determined by dividing the balance remaining in such Account by the number of installments then remaining to be distributed from such Account.

         (c) Disability or Emergency.  In the event of an Eligible Participant's
             -----------------------
Total Disability or an Unforeseeable Emergency, upon application by such Eligible Participant, the Committee may determine in its sole discretion that distribution of all or part of such Eligible Participant's Account(s) shall be made in a different form or on an earlier date than the time or times specified in Subsections (a) and (b) above. Distributions on account of Total Disability or an Unforeseeable Emergency shall be permitted only to the extent reasonably needed to satisfy the Eligible Participant's need.

         (d) Early  Distribution  With Penalty.  Upon application by an Eligible
             ---------------------------------
Participant, the Committee may determine in its sole discretion that distributions from such Eligible Participant's Account(s) shall be made in a different form or on an earlier date than the time or times specified in Subsections (a) and (b) above (even in the absence of a Total Disability or Unforeseeable Emergency). All distributions under this Subsection (d) shall be reduced by a penalty equal to eight percent of the amount otherwise distributable, which penalty shall be forfeited to the Company. An Eligible Participant who has received a distribution under this Subsection (d) thereafter shall not make any additional deferral under the Plan.

         (e) Special Rule for Stock Accounts. Any other provision of the Plan notwithstanding, the Committee (at its absolute discretion) may vary the time of distributions from Stock Accounts in order to accommodate the requirements of section 16 of the Securities Exchange Act of 1934, as amended, and the rules issued thereunder by the Securities and Exchange Commission.

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


         (f) Effective Date. The provisions of this Section 7 shall apply to all
             --------------
Accounts of Eligible Participants who elected to participate in the Plan on or after January 1, 1995, including Account balances held under the Plan as of December 31, 1994.

SECTION 8.        EFFECT OF DEATH OF PARTICIPANT.
----------        -------------------------------

         (a)  Distributions.  Upon the  death of an  Eligible  Participant,  any
              -------------
balance remaining in his or her Account(s) shall be distributed to his or her Beneficiary. The distribution(s) shall be made in the form in which the distribution(s) to the Eligible Participant would have been made. The distribution(s) shall be made at the time when the distribution(s) to the Eligible Participant would have been made, unless the Committee determines in its sole discretion that distribution(s) shall be made at an earlier date.

         (b) Beneficiary Designation. Upon enrollment in the Plan, each Eligible
             -----------------------
Participant shall, by filing the prescribed form with the Company, name a person or persons as the Beneficiary who will receive any distribution under the Plan in the event of the Eligible Participant's death. If the Eligible Participant has not named a Beneficiary or if none of the named Beneficiaries is living when any distribution is to be made, then:

                  (i) The spouse of the deceased Eligible Participant shall be the Beneficiary; or

                  (ii) If the Eligible Participant has no spouse living at the time of such distribution, the then living children of the deceased Eligible Participant shall be the Beneficiaries in equal shares; or

                  (iii) If the Eligible Participant has neither spouse nor children living at the time of such distribution, the estate of the Eligible Participant shall be the Beneficiary.

The Eligible Participant may change the designation of a Beneficiary from time to time in accordance with procedures established by the Committee. Any designation of a Beneficiary (or an amendment or revocation thereof) shall be effective only if it is made in writing on the prescribed form and is received by the Company prior to the Eligible Participant's death.

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


SECTION 9.        WITHHOLDING TAXES.
----------        ------------------

         All distributions under the Plan shall be subject to reduction to reflect any withholding tax obligations imposed by law.

SECTION 10.       PARTICIPANT'S RIGHTS UNSECURED.
-----------       -------------------------------

         The interest under the Plan of any Eligible Participant, and such Eligible Participant's right to receive distributions from his or her
Account(s), shall be an unsecured claim against the general assets of the Company. The Accounts shall be unfunded bookkeeping entries only, and the Company intends that the Plan be considered unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. No Eligible Participant shall have an interest in or claim against any specific asset of the Company pursuant to the Plan.

SECTION 11.       NONASSIGNABILITY OF INTERESTS.
-----------       ------------------------------

         The interest and property rights of an Eligible Participant under the Plan shall not be subject to option nor be assignable either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Section 11 shall be void.

SECTION 12.       LIMITATION OF RIGHTS.
-----------       ---------------------

         (a) Bonuses.  Nothing  in  the  Plan  shall  be  construed  to give any
             -------
Eligible Employee any right to be granted a bonus award.

         (b) Employment  Rights.  Neither  the  Plan  nor the  deferral  of any
             ------------------
Compensation, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company or any subsidiary of the Company will employ an Eligible Employee for any period of time, in any position or at any particular rate of compensation. The Company and its subsidiaries reserve the right to terminate an Eligible Employee's employment at any time and for any reason, except as otherwise expressly provided in a written employment agreement.

SECTION 13.       ADMINISTRATION OF THE PLAN.
-----------       ---------------------------

The Plan shall be administered by the Committee. The Committee shall have full power and authority to administer and interpret the Plan, to establish procedures for administering the Plan, to prescribe forms and to take any

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

and all necessary actions in connection with the Plan. The Committee's interpretation and construction of the Plan shall be conclusive and binding on all persons.

SECTION 14.       AMENDMENT OR TERMINATION OF THE PLAN.
-----------       -------------------------------------

         The Board may amend, suspend or terminate the Plan at any time. In the event of a termination of the Plan, the Accounts of Eligible Participants shall be distributed at such time and in such form as shall be determined pursuant to
Section 7, unless the Board prescribes an earlier time or different form for the distribution of such Accounts.

SECTION 15.       CHOICE OF LAW AND CLAIMS PROCEDURE.
-----------       -----------------------------------

         (a)  Choice of Law.  The  validity,  interpretation,  construction  and
              -------------
performance of the Plan shall be governed by the Employee Retirement Income Security Act of 1974 and, to the extent they are not preempted, by the laws of the State of California (other than their choice-of-law provisions).

         (b)  Claims  and  Review Procedure.  In accordance with the regulations
              -----------------------------
of the U.S. Secretary of Labor, the Committee shall:

                  (i) Provide adequate notice in writing to any Eligible Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial and written in a manner calculated to be understood by such Eligible Participant or Beneficiary; and

                  (ii)  Afford  a   reasonable   opportunity   to  any  Eligible
         Participant or Beneficiary whose claim for benefits has been denied for a full and fair review by the Board of the decision denying the claim.

SECTION 16.       EXECUTION.
-----------       ---------

         To record the amendment of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name hereto.


                                         HARDING ASSOCIATES, INC.



                                         By
                                            ---------------------------



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